UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FOMC	OTC Pink Current

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Background.

This First Amendment to Form 8-K filed October 6, 2023 notifies investors that FOMO WORLDWIDE, INC. and its subsidiaries and affiliates SMARTSolution Technologies, Inc., Diamond Technology Solutions, LLC, Energy Intelligence Center LLC, and Himalaya Technologies, Inc. (OTC: HMLA) have signed a reseller and partnership agreement with Vertical Crop Consultants, Inc. (“VCC”) to offer indoor farming and shipping container agriculture solutions to business, industry and the government. The agreement is included herein as Exhibit 10.2.

FOMO WORLDWIDE, INC. is referred to in this Current Report on Form 8-K as “FOMO,” the “Company,” “we,” or “us.”

Item 7.01 Regulation FD Disclosure.

On October 6, 2023, we circulated a proposal for a sustainable local food pilot program for food deserts in and around downtown Pittsburgh, PA. We will be meeting with Pittsburgh’s Mayor Gainey and his staff on October 19, 2023 to present this plan in person. The presentation deck is included herein as Exhibit 10.1.

Item 8.01 Other Events.

FOMO and its subsidiaries and affiliates including SMARTSolution Technologies, Inc., Diamond Technology Solutions, LLC, Energy Intelligence Center LLC, and Himalaya Technologies, Inc. (OTC: HMLA) have signed a reseller and partnership agreement with Vertical Crop Consultants, Inc. (“VCC”) to offer indoor farming and shipping container agriculture solutions to business, industry and the government. The agreement is included herein as Exhibit 10.2 and further information on VCC and its product and service offerings can be found at the following links:

https://verticalcropconsultants.com/

https://cropbox.co/

Item 9.01. Exhibits

(10)	Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	FOMO WORLDWIDE, INC. Sustainable Local Food Pilot Program Presentation Deck – 10/06/2023*
10.2	FOMO WORLDWIDE, INC. Vertical Crop Consultants, Inc. Reseller Agreement – 10/12/2023
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

*Incorporated by reference to Form 8-K filed 10/06/2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: October 12, 2023	By:	/s/ Vikram Grover
Vikram Grover